                                [GRAPHIC OMITTED]

                              FINANCIAL INNOVATORS



                              AMENDED AND RESTATED
                                AGENCY AGREEMENT

               FINOVA Capital Corporation, a Delaware corporation
                               as AGENT AND LENDER
                       and the other LENDERS named herein



              USA Detergents, Inc., a Delaware corporation ("USA")
         Big Cloud Powder Corporation, a Delaware corporation ("POWDER") Chicago Management Powder Corp., a Delaware corporation ("MANAGEMENT")
    Chicago Contract Powder Corporation, an Illinois corporation ("CONTRACT")
                                    BORROWER


                                   $60,000,000
                                  CREDIT LIMIT


                                FEBRUARY 25, 1999
                                      DATE


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                                CORPORATE FINANCE

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



                                    CONTENTS

1.       Definitions...........................................................2
         1.1      Definitions..................................................2

2.       Commitments and Commitment Percentages................................5
         2.1      Commitments to Make Revolving Credit Loans...................5
         2.2      Commitment to Make Term Loans................................5
         2.3      Commitments to Participate in L/C Drawings...................5
         2.4      Nature of Obligations of Lenders.............................6
         2.5      Commitments:  Dollar Commitments and Commitment Percentages..6

3.       Funding and Distributions.............................................6
         3.1      Funding Procedures; Settlement...............................6
         3.2      Agent Advances...............................................7
         3.3      Cover Loans by Agent.........................................7
         3.4      Distributions of  Payments...................................8

4.       Applications of Payments, Etc.........................................9
         4.1      Setoff; Ratable Payments.....................................9
         4.2      Application of Payments......................................9

5.       The Agent............................................................10
         5.1      Appointment of Agent; Nature of Relationship................10
         5.2      Powers of Agent.............................................11
         5.3      General Immunity............................................11
         5.4      Relations Among Lenders.....................................11
         5.5      Reliance by Agent; Right of Non-Action......................12
         5.6      Agents Rights as a Lender...................................12
         5.7      No Responsibility for Certain Matters.......................12
         5.8      Non-Reliance on Agent and Other Lenders.....................12
         5.9      Employment of Agents and Counsel............................13
         5.10     Distributions of Notices and of Documents...................13
         5.11     Concerning Collateral.......................................13
         5.12     Concerning Distributions....................................14
         5.13     The Agent's Reimbursement and Indemnification...............15
         5.14     Resignation of Agent........................................15
         5.15     Actions Affecting Agent.....................................16

6.       Amendments -- Waivers................................................16
         6.1      Amendments and Waivers......................................16
         6.2      Take-Out Of Lender..........................................17

7.       Assignments and Participations.......................................18

         7.1      In General..................................................18
         7.2      Assignments.................................................18
         7.3      Participations..............................................19

8.       Miscellaneous........................................................20
         8.1      Confidential Information....................................20
         8.2      Dispute Resolution; WAIVER OF JURY TRIAL....................20
         8.3      Notices.....................................................21

                              AMENDED AND RESTATED
                                AGENCY AGREEMENT

                  THIS AGREEMENT is made as of FEBRUARY 25, 1999, among:

                  FINOVA Capital Corporation, First Source Financial, LLP and LaSalle Business Credit, Inc.; and those other Persons (if any) who become "LENDERS" as provided in, and pursuant to,
                  Section 7, below;

                  And

                  FINOVA Capital Corporation, a Delaware corporation, as contractual representative AGENT for such "Lenders" having offices at 355 South Grand Avenue, Suite 2400, Los Angeles, California 90071;

                  And

                  The BORROWER named on the cover page hereof, jointly and

severally in consideration of the mutual covenants contained herein and benefits to be derived herefrom,

                                    Recitals:

                  (a) Borrower has entered into that certain Amended and Restated Loan and Security Agreement, dated of even date herewith, with FINOVA Capital Corporation, in its capacity as Agent (as hereinafter defined) for itself and the Lenders; and

                  (b) Borrower has selected Agent to seek and arrange additional commitments from such Lenders to provide pro rata shares of the Loans comprising the $60,000,000 Total Facility described in the Loan Agreement; and

                  (c) The Lenders under the Loan Agreement desire to enter into this Agreement with Agent in connection with the Loan Agreement.

         NOW THEREFORE, it is hereby agreed as follows:

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1.       DEFINITIONS

1.1 Definitions. Terms defined in the Loan Agreement (defined below) and used herein have the respective meanings given those terms therein and the following terms have the following meanings:

         "AGENT": FINOVA Capital Corporation, in its capacity as contractual representative for itself and the Lenders as set forth in Section 5.1 of this Agreement, and any successor Agent appointed pursuant to the provisions of
Section 5.14 hereof.

         "AGENT ADVANCES": Individually and collectively, Agent Administrative Advances and Agent Availability Advances, as described in Section 3.2 hereof.

         "AGENT ADMINISTRATIVE ADVANCES": Defined in Section 3.2(a).

         "AGENT AVAILABILITY ADVANCES": Defined in Section 3.2(b).

         "ASSIGNEE LENDER":  Defined in Section 7.2.

         "ASSIGNING LENDER":  Defined in Section 7.2.

         "ASSIGNMENT EFFECTIVE DATE":  Defined in Section 7.2.

         "AVAILABILITY": With respect to Revolving Credit Loans, the amount determined, on any day, in accordance with Section 2.2 of the Schedule to the Loan Agreement.

         "BORROWER": USA Detergents, Inc., a Delaware corporation, Big Cloud Powder Corporation, a Delaware corporation, Chicago Management Powder Corp., a Delaware corporation and Chicago Contract Powder Corporation, an Illinois corporation, jointly and severally, as co- borrowers; and references to "Borrower" herein shall mean each of the foregoing corporations individually and collectively, as the context requires; collectively having their principal executive offices at 1735 Jersey Avenue, North Brunswick, New Jersey 08902.

         "COLLATERAL": Has the meaning set forth in Section 3.1 of the Loan Agreement.

         "COMMITMENT": The referenced "Dollar Commitment" and "Commitment Percentage" as indicated in Section 2.5, below (as such amounts may change in accordance with Section 7, below).

         "COMMITMENT PERCENTAGE": As indicated in Section 2.5, below (as such Percentage may change in accordance with Section 7.2, below).

         "CONCENTRATION ACCOUNT": That certain Blocked Account or Dominion Account established by Agent pursuant to Section 2.10 of the Loan Agreement.

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         "CONSENT": Actual consent given by a Lender to the Agent or the passage of Seven (7) days from a Lender's receipt of notice from the Agent of a proposed course of action to be followed by the Agent without such Lender giving the Agent written notice of the Lender's objection to such course of action.

         "COVER LOANS": The amount which the Agent makes available to the Borrower, as provided in Section 3.2, below, which amount a Lender was obligated to provide to the Agent in accordance with Section 2.5, below.

         "DELINQUENT LENDER":  Defined in Section 3.3.

         "DOLLAR COMMITMENT": As indicated in Section 2.5 (as such amount may change in accordance with Section 7, below).

         "ELIGIBLE ASSIGNEE": A bank, insurance company, or other company engaged in the business of making commercial loans, that has combined capital and surplus of at least $250 million, and either (i) is an entity created or organized under the laws of the United States of America, or any political subdivision thereof, or (ii) is an entity entitled to receive payments of interest hereunder without deduction or withholding of United States of America federal income tax.

         "FEES": Collectively, the Unused Line Fees, and any L/C Fees, Termination Fees and Make Whole Premiums, to the extent applicable, all as set forth in the Schedule to the Loan Agreement.

         "INDEBTEDNESS":  As defined in the Loan Agreement.

         "L/C DRAWING":  Any honoring of any L/C by the L/C Issuer.

         "L/C FEE":  As defined in the Loan Agreement.

         "L/C ISSUER": FINOVA Capital Corporation or any other Lender, as provided in Section 2.4 the Loan Agreement.

         "L/C ISSUER FEE": As defined in the Loan Agreement.

         "LENDERS", "LENDER": In the plural: Collectively, those Persons who are or become "Lenders" as provided in, and pursuant to, Section 7, below. In the singular: Each of the Lenders.

         "LETTER OF CREDIT": Any letter of credit to be issued by L/C Issuer, as provided in the Loan Agreement.

         "LOAN": Any loan or advance under the Total Facility, as described in the Loan Agreement.

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         "LOAN AGREEMENT": The Amended and Restated Loan and Security Agreement
dated of even date herewith, together with the Schedule thereto among the Borrowers, on the one hand, and the Agent and the Lenders on the other, as may be amended or modified from time to time.

         "LOAN DOCUMENTS":  Defined in the Loan Agreement.

         "NOTE": Any promissory note evidencing any portion of any of the Loans.

         "NOTICE ADDRESS": With respect to the Agent and FINOVA Capital Corporation, as provided in Section 8.3. With respect to the other Lenders and any other Person who becomes a "Lender" pursuant to Section 7, below, as provided (i) on the signature page hereto, or (ii) in the Notice of Assignment, as such address is changed from time to time in accordance with Section 8.3.

         "NOTICE OF ASSIGNMENT":  Defined in Section 7.2(b).

         "OBLIGATIONS":  Defined in the Loan Agreement.

         "PARTICIPANTS":  Defined in Section 7.3.

         "PERSON":  Defined in the Loan Agreement.

         "REGISTER":  Defined in Section 7.2(c).

         "REQUIRED LENDERS" means Lenders whose Commitment Percentages, in the aggregate, are greater than fifty percent (50%); provided, however, that, if any of the Lenders shall then be a Delinquent Lender, "Required Lenders" means Lenders whose Commitment Percentages represent greater than fifty percent (50%) of the aggregate Commitment Percentages of such Lenders excluding Delinquent Lenders; provided further, however, that, if the Commitments have been terminated pursuant to the terms of the Loan Agreement, "Required Lenders" means Lenders whose ratable shares are greater than fifty percent (50%) of the aggregate principal balance of all Loans then outstanding excluding any outstanding Loans of any Delinquent Lenders.

         "REVOLVING CREDIT LOAN": Collectively, (i) any Loan described as a Revolving Credit Loan in Section 2.2 of the Schedule to Loan Agreement, and (ii) any Loan described as an Agent Advance in Section 3.2 hereof.

         "SETTLEMENT DATE":  Defined in Section 3.1.

         "SCHEDULE": That certain Schedule to Amended and Restated Loan and Security Agreement, attached to and forming an integral part of the Loan Agreement.

         "TERM LOAN": Collectively, (i) that certain Term Loan A, in the remaining principal amount of $6,019,047, (ii) that certain Term Loan B, in the remaining principal amount of $1,925,001, and

(iii) that certain Term Loan C, in the original principal amount of $14,500,000, as described in Section 2.2 of the Schedule to the Loan Agreement

         "TOTAL FACILITY": Loans in an aggregate maximum principal amount of $60,000,000, consisting of (i) Revolving Credit Loans in an original maximum aggregate principal amount of $37,555,952 (which shall be increased to a maximum aggregate principal amount of $40,000,000 as stated in Section 2.2 of the Loan Agreement), (ii) a Term Loan A in the remaining principal amount of $6,019,047,
(iii) a Term Loan B in the remaining principal amount of $1,925,001, (iv) that certain Term Loan C, in the original principal amount of $14,500,000, as set forth in Section 2.1 of the Schedule to the Loan Agreement.

         "TRANSFER": Wire transfer pursuant to the wire transfer system maintained by the Board of Governors of the Federal Reserve Board, or as otherwise may be agreed to from time to time by the Agent and the subject Lender. Such wire transfer to the Agent and FINOVA Capital Corporation shall be in accordance with the following wire instructions or, with respect to the other Lenders or any other Person who becomes a "Lender" pursuant to Section 7, below the wire instructions given by such Lender or Person to the Agent (which instructions, in each instance, may be revised by written notice given, with respect to such wire instructions, by that Person to the Agent):

       To the Agent:       Chase Manhattan Bank
                           ABA #021000021
                           for account of:  FINOVA Capital Corporation
                           Acct. #808-011812
                           Ref: USA Detergents, Inc.
                           Lender Name: [___________]
                           Attn:  Maureen Brown


2.       COMMITMENTS AND COMMITMENT PERCENTAGES

2.1 Commitments to Make Revolving Credit Loans. On and after the Closing Date and during the Initial Term and any Renewal Term, each Lender shall make available to the Borrower, through the Agent, as provided herein, that Lender's Commitment Percentage of the Revolving Credit Loans, up to the maximum amount of that Lender's Dollar Commitment as set forth in Section 2.5(a) below.

2.2 Commitment to Make Term Loans. On the Closing Date, each Lender shall make available to Borrower, through the Agent, as provided herein, that Lender's Dollar Commitment equal to the amount set forth in Section 2.5(a) below for each Term Loan.

2.3 Commitments to Participate in L/C Drawings. Each Lender shall make available to the Borrower, through the Agent, as provided herein, that Lender's Commitment Percentage of each L/C Drawing (to the extent that such L/C Drawing is not "covered" by, or reserved under, the Revolving Credit Loan as provided in the Loan Agreement).

2.4 Nature of Obligations of Lenders. The obligations of the Lenders hereunder are several. The failure of any Lender to fulfill that Lender's obligations hereunder shall not result in any other Lender becoming obligated to advance more than its Commitment Percentage or Dollar Commitment of the Revolving Credit Loans or Term Loans or its Commitment Percentage of any L/C Drawing.

2.5      Commitments:  Dollar Commitments and Commitment Percentages.

         (a) The attached Schedule of Commitments sets forth the "Dollar Commitment" and "Commitment Percentage" for each of the parties hereto. Upon any change in the Lenders "Dollar Commitments" and/or "Commitment Percentages," under this Agreement, Agent shall revise the Schedule of Commitments to reflect the Lenders revised "Dollar Commitments" and/or "Commitment Percentages."

         (b) The Dollar Commitments, and Commitment Percentages of each Lender are subject to change as provided in Section 7.2, below.

3.       FUNDING AND DISTRIBUTIONS

3.1      Funding Procedures; Settlement.

         (a) The Agent shall advise each of the Lenders, no later than 3:00 PM, that a Revolving Credit Loan is to be made on that date. Such advice, in each instance, may be by telephone, provided that any such telephonic advice shall be confirmed in writing on the same business day and shall include reference (as applicable) to the amount of the proposed Revolving Credit Loan.

         (b) The Agent shall advise the L/C Issuer of each request by the Borrower for the issuance of an L/C.

         (c) The amount of each Lender's Revolving Credit Loans and Term Loans shall be computed WEEKLY (or more frequently in the Agent's discretion) net of repayments received by the Agent as of 5:00 P.M. on the last Business Day of the period specified by the Agent (such date, the "SETTLEMENT DATE").

         (d) The Agent shall deliver to each of the Lenders promptly after the Settlement Date a summary statement of the account of outstanding Revolving Credit Loans, including, without limitation Agent Advances and Term Loans for the period, the amount of repayments received for the period, and on a monthly basis the amount allocated to each Lender of the interest and Fees for the period.

         (e) In accordance with the application of payments provisions set forth in Section 4.2, as reflected on the summary statement, (i) the Agent shall Transfer on a monthly basis to each Lender its pro rata share of interest and Fees actually received; and (ii) each Lender shall Transfer to the Agent, or the Agent shall Transfer to each Lender, on a weekly basis such amounts as are necessary to insure that, after giving effect to all such Transfers, the amount of Revolving Credit Loans and Term Loans made by each Lender shall be equal to such Lender's Commitment Percentage of the aggregate amount of Revolving Credit Loans and Term Loans, respectively, outstanding as of such Settlement Date. If the summary statement requires Transfers to be made to the Agent by the Lenders and is received by the Lenders prior to 12:00 noon on a Business Day, such transfers shall be made in immediately available funds no later than 3:00 P.M. that day; and, if received after 12:00 noon, then no later than 3:00 P.M. on the next Business Day. The obligation of each Lender to Transfer such funds is irrevocable, unconditional and without recourse to or warranty by the Agent.

3.2 Agent Advances. The Agent is authorized by the Lenders, but is not obligated, to make certain Revolving Credit Loans ("AGENT ADVANCES") in the form of Agent Administrative Advances or Agent Availability Advances, which shall be subject to periodic settlement with the Lenders in accordance with Section 3.1(e) hereof, in the following circumstances:

         (a) For administrative convenience, the Agent may, but is not obligated to, make Agent Advances up to but not exceeding the amount of Borrower's Availability ("AGENT ADMINISTRATIVE ADVANCES"), in reliance upon the actual or deemed representations of Borrower pursuant to the Loan Agreement that the conditions for Borrowing are satisfied.

         (b) Agent may, but is not obligated to, make Agent Advances to Borrower which result in the aggregate principal balance of the Revolving Credit Loans exceeding the amount of Borrower's Availability ("AGENT AVAILABILITY ADVANCES"), provided that in those circumstances, the principal balance of the Revolving Credit Loans made in the form of Agent Availability Advances may not exceed the lesser of (x) 10% of Availability or (x) One Million Five Hundred Thousand Dollars ($1,500,000), at any time, and may not so exceed Availability for more than THIRTY (30) consecutive Business Days, unless the Required Lenders otherwise agree to extend such period. For purposes of determining whether the principal balance of the Revolving Credit Loans so exceeds Availability for more than thirty (30) consecutive Business Days, any reduction of the Revolving Credit Loans to, or below, Availability must occur for five (5) consecutive Business Days in order for such reduction to terminate the running of the thirty
(30) day period.

3.3      Cover Loans by Agent.

         (a) In all circumstances, the Agent may (i) assume that each Lender timely shall make available to the Agent that Lender's Commitment Percentage of each Revolving Credit Loan, each Term Loan and, to the extent not "covered" by or reserved under the Revolving Credit Loan, of each L/C Drawing, (ii) in reliance upon such assumption, make available the corresponding amount to the

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Borrower, and (iii) assume that each Lender timely shall make available to the
Agent all other amounts which that Lender is obligated to pay hereunder or under the Loan Documents.

         (b) In the event that, in reliance upon such assumptions, the Agent makes available a Lender's Commitment Percentage of one or more Revolving Credit Loans, Term Loans, L/C Drawings, or any other amount due hereunder or under the Loan Documents, which amount a Lender (a "DELINQUENT LENDER") fails to provide to the Agent within One (1) Business Day of written notice of such failure, then
(i) the amount which had been made available by the Agent is a "Cover Loan",
(ii) all interest paid by the Borrower on account of the Revolving Credit Loan, Term Loans or coverage of the subject L/C Drawing which consist of the Cover Loan shall be retained by the Agent, (iii) the Delinquent Lender shall pay to the Agent, on demand, interest (based on a 360 day year and actual days elapsed) at a rate equal to the Prime Rate on the principal balance of the Cover Loan, from the date of the making of such Cover Loan until repaid, (iv) the Agent shall succeed to (a "DELINQUENT LENDER SHARE") all rights to payment to which the Delinquent Lender otherwise would have been entitled hereunder in respect to the Delinquent Lender's share of all other Obligations pursuant to the terms of this Agreement, and (v) the Delinquent Lender shall not be relieved of any obligation of such Delinquent Lender hereunder (all and each of which shall constitute continuing obligations on the part of any Delinquent Lender) unless and until the aggregate of the following have been Transferred to Agent by the Delinquent Lender (or otherwise paid through payments or distributions from Borrower) at which time such Lender shall no longer be deemed a Delinquent Lender hereunder: (x) the Cover Loan, plus (y) the aggregate of the amount of interest payable under this Section 3.3(b)(iii), plus (z) any costs and expenses as may be incurred by the Agent in connection therewith.

3.4 Distributions of Payments. Except as otherwise provided in Section 3.3 above (which relates to Cover Loans) and in Section 4.2 below (Application of Payments) the Agent promptly shall distribute to the respective Lenders, as provided in this Section, payments made by the Borrower pursuant to the Loan Agreement, to the extent such payments are actually received and collected by the Agent.

         (a) The Agent shall distribute to each Lender, as and when received and collected from the Borrower, to the respective extent of their pro rata share therein, (i) interest on the Revolving Credit Loans, (ii) interest payments on the Term Loans, and (iii) principal payments on the Term Loans, in accordance with the settlement provisions of Section 3.1(e). For purposes of calculating interest due to any Lender, (A) each Lender shall be entitled to receive interest on the amount of Loans actually advanced by such Lender (including Agent Advances) outstanding during the applicable period covered by the interest payment made by the Borrower; and (B) interest shall accrue from and including the date Loans are advanced, excluding the date such Loans are either repaid by the Borrowers or, if later, actually settled under Section 3.1. Any net principal reductions and collections received by the Agent in accordance with the Loan Documents prior to the Settlement Date shall not reduce or increase any Lender's outstanding Revolving Credit Loans (other than FINOVA Capital Corporation) until the Agent distributes to the Lender its pro rata share thereof in accordance with the Settlement provisions of Section 3.1(e).

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         (b) The Agent shall distribute those closing fees due to the Lenders in accordance with the arrangements agreed to by the Agent and each Lender within two (2) Business Days after the Closing Date.

         (c) The Agent shall distribute any payment to Agent of the Fees, to Lenders based on their respective pro rata share in accordance with Section 2.6 of the Loan Agreement.

         (d) No Lender shall have any interest in, or right to receive any part of, the Agent's Fee, any Examination Fee or any Collateral Monitoring Fee to be paid by the Borrower to Agent pursuant to the Loan Agreement or to any "float" provided in Section 2.10(b) of the Loan Agreement.

         (e) Any amount received by the Agent or by any Lender as reimbursement for any cost or expense (including without limitation, attorneys' reasonable fees) incurred with respect to, or on account of, the relationship contemplated by the Loan Agreement shall be distributed to, or retained by, the Agent or the Lenders on account of which such reimbursement was made.

4.       APPLICATIONS OF PAYMENTS, ETC.

4.1      Setoff; Ratable Payments.

         (a) In addition to, and without limitation of, any rights of the Lenders under applicable law, if any Event of Default occurs and is continuing, any indebtedness from any Lender to the Borrower (including all account balances, whether provisional or final and whether or not collected or available) may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due. Each Lender exercising such rights shall notify the Agent thereof and any amount received as a result of the exercise of such rights shall be shared or reallocated pro rata by the Lenders in accordance with Section 4.1(B) hereof.

         (b) If any Lender, whether by setoff or otherwise, has payment made to it upon its Loans in a greater proportion than its Commitment Percentage, such Lender agrees, promptly upon demand, to purchase a portion of the Loans held by the other Lenders so that after such purchase each Lender will hold its Commitment Percentage of such Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to the obligations owing to them. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

4.2 Application of Payments. Agent shall apply all payments and prepayments in respect of any Loans and all proceeds of Collateral in respect of the Obligations in the following order:

                  (a) first, to the payment of (first) any Cover Loans and any costs and expenses as may be incurred by the Agent in connection therewith, to the full extent of the Delinquent Lender Shares, and (second) to the payment of any Agent Advances then outstanding;

                  (b) second, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Agent;

                  (c) third, to pay Obligations in respect of any Fees, expenses, reimbursements or indemnities then due to the Lenders and any L/C Issuer;

                  (d) fourth, to the pro rata payment of accrued and unpaid interest on (first) the Revolving Credit Loan, (second) Term Loan A, (third) Term Loan B and (fourth) Term Loan C;

                  (e) fifth, to the pro rata payment or prepayment of the unpaid principal balance of the Revolving Credit Loan;

                  (f) sixth, to provide required cash collateral, if required pursuant to the Loan Agreement, for any Letters of Credit;

                  (g) seventh, to the unpaid principal balance of (first) Term Loan B, (second) Term Loan C and (third) Term Loan A; and

                  (h) eighth, as provided under applicable law.

The order of priority set forth in this Section 4.2 and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agent, the Lenders and the L/C Issuer as among themselves. The order of priority set forth in clauses (iii) through (vii) of this Section 4.2 may at any time and from time to time changed by the Required Lenders (a) with the consent of Borrower if no Event of Default exists, and (b) without the necessity of notice to or Consent of or approval by the Borrower, or any other Person during the existence of an Event of Default. The order of priority set forth in clauses
(i) through (ii) of this Section 4.2 may be changed only with the prior written consent of the Agent.

5.       THE AGENT

5.1 Appointment of Agent; Nature of Relationship. FINOVA Capital Corporation is hereby appointed and authorized by each of the Lenders to act as the contractual administrative and collateral representative of such Lender and as arranger and syndication representative (collectively, "AGENT") with the rights and duties expressly set forth in this Agreement in respect of the Loan Agreement and the other Loan Documents. The Agent agrees to act as such contractual representative upon the express terms and conditions contained in this Agreement. Notwithstanding the use of the defined term "Agent", it is expressly understood and agreed that the Agent shall not have any fiduciary responsibilities to any Lender by reason of this Agreement and that the Agent is merely acting as the contractual representative of the Lenders with only those duties as are expressly set forth in this Agreement and the Loan Documents. In its capacity as the Lenders' contractual representative, the Agent (i) does not assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and
(iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the Loan Documents. Each of the Lenders agrees to assert no claim against the Agent on any agency theory or any other theory of liability for breach of fiduciary duty, all of which claims each Lender hereby waives.

5.2 Powers of Agent. The Agent shall have and may exercise such powers under the Loan Documents as are specifically delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties or any obligation to the Lenders to take any action hereunder or under any of the Loan Documents except any action expressly required to be taken by the Agent as set forth in this Agreement or any of the Loan Documents. Without limiting the foregoing, the Agent is hereby authorized to execute and deliver the Loan Agreement and the other Loan Documents and all instruments and certificates relating thereto, in each case, in substantially the same form as last distributed to the Lenders prior to the Closing Date, and Agent is hereby authorized to enter into any amendments thereto on behalf of each of the Lenders, subject to any applicable directions of the Lenders or the Required Lenders pursuant to Section 6.1 hereof.

5.3 General Immunity. Neither the Agent, nor any of its directors, officers, or employees shall be responsible for any action taken or omitted to be taken by any of them nor for any action taken or omitted to be taken in connection herewith, or with respect to the Loans contemplated by the Loan Agreement, except for any action taken or omitted to be taken as to which a final judicial determination has been or is made (in a proceeding in which such Person has had an opportunity to be heard) that such Person had acted in a grossly negligent manner or in willful misconduct.

5.4 Relations Among Lenders. The Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of the Loan Agreement or the other Loan Documents. Except with respect to the exercise of set-off rights of any Lender in accordance with
Section 4.1(a) above, the proceeds of which shall be applied in accordance with this Agreement, each Lender agrees that it will not take any action, nor institute any actions or proceedings, against the Borrower or with respect to any Collateral or any Loan Document, it being understood and agreed that such rights and remedies may be exercised solely by the Agent for the benefit of the Lenders, upon the terms set forth in the Loan Documents. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

5.5 Reliance by Agent; Right of Non-Action. The Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, telex, or facsimile) believed by the Agent to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of attorneys, accountants and other experts selected by the Agent. As to any matters not expressly provided for in this Agreement, any Loan Document, or in any other document referred to therein, the Agent shall in all events be fully protected in acting, or in refraining from acting, in accordance with the Consent of the Required Lenders or Unanimous Consent, as applicable. Instructions given with such Consent, as applicable, shall be binding on all of the Lenders. The Agent shall be fully justified in failing or refusing to take action under this Agreement or any Loan Document on behalf of any Lender unless the Agent shall (i) receive such clear, unambiguous, written instructions as the Agent deems appropriate, and (ii) be indemnified to the Agent's satisfaction by the Lenders against any and all liability and expense which may be incurred by the Agent by reason of taking or continuing to take any such action, unless such action had been grossly negligent or in willful misconduct.

5.6 Agents Rights as a Lender. The Lenders recognize that FINOVA Capital Corporation is serving as Agent for the Lenders and that FINOVA Capital Corporation itself is a Lender; and the Lenders consent to same and waive any claims or defenses which they might have on account thereof, including, without limitation, any claims of conflict of interest. The Agent, in its separate capacity as a Lender, shall have the same rights and powers hereunder as any other Lender.

5.7 No Responsibility for Certain Matters. Neither the Agent nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing thereunder; (ii) the performance or observance of any of the covenants or agreements of Borrower under any Loan Document; or the satisfaction of any condition specified in the Loan Agreement; (iii) the existence or possible existence of any Event of Default or (iv) the validity, effectiveness or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith. The Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties in any of the Loan Documents, for the perfection or priority of any of the liens on any of the Collateral, or for the execution, effectiveness, genuineness, validity, legality, enforceability, collectibility, or sufficiency of any of the Loan Documents or the transactions contemplated thereby, or for the financial condition of Borrower or any of its Subsidiaries.

5.8      Non-Reliance on Agent and Other Lenders.

         (a) Each Lender represents to all other Lenders and to the Agent that such Lender (i) independently and without reliance on any representation or act by any Agent or by any other Lender, and based on such documents and information as that Lender has deemed appropriate, has made such Lender's own appraisal of the financial condition and affairs of the Borrowers and decision to enter into this Agreement and the Loan Documents, and (ii) has relied upon that Lender's review of the Loan Documents and such review of the Loan Documents by counsel to that Lender as that Lender deemed appropriate under the circumstances.

         (b) Each Lender agrees that such Lender, independently and without reliance upon any Agent or any other Lender, and based upon such documents and information as such Lender shall deem appropriate at the time, will continue to make such Lender's own appraisals of the financial condition and affairs of the Borrower when determining whether to take or not to take any discretionary action under this Agreement or any other Loan Document.

         (c) The Agent, in the discharge of the Agent's duties hereunder, shall not be required to make inquiry of, or to inspect the properties or books of, any Person.

         (d) Except for notices, reports, and other documents and information expressly required to be furnished to the Lenders by the Agent hereunder (see
Section 5.10, below), the Agent shall not have any affirmative duty or responsibility to provide any Lender with any credit or other information concerning any Person, which information may come into the possession of the Agent or any of its affiliates.

         (e) Each Lender shall have reasonable access to all documents relating to the Agent's performance of the Agent's duties hereunder at such Lender's request.

5.9 Employment of Agents and Counsel. Agent may employ attorneys, accountants, and other professionals and agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such attorneys, accountants, and other professionals or agents or attorneys-in-fact selected by the Agent with reasonable care. No such attorney, accountant, other professional, agent or attorney in fact shall be responsible for any action taken or omitted to be taken by another such Person.

5.10 Distributions of Notices and of Documents. The Agent will forward to each Lender, promptly after the Agent's receipt thereof, a copy of each notice or other documents furnished to the Agent pursuant to the Loan Documents other than
(i) routine communications associated with requests for Revolving Credit Loans and/or the issuance of Letters of Credit, (ii) routine and nonmaterial communications, (iii) any notice or document required by any of the Loan Documents to be furnished to the Lenders by any Borrower, and (iv) any notice or document of which the Agent has knowledge that such notice or document had been forwarded to the Lenders other than by the Agent.

5.11     Concerning Collateral.

         (a) The Agent is hereby authorized on behalf of all of the Lenders, without the necessity of any notice to or further consent from any Lender, from time to time, to take any action with respect to any Collateral or Collateral Documents which may be necessary to perfect and maintain perfected the security interest in and liens upon the Collateral granted pursuant to the Collateral Documents.

         (b) The Lenders hereby authorize the Agent, at its option and in its discretion, to release any lien granted to or held by the Agent upon any Collateral (i) upon termination of the Commitments and payment and satisfaction of all of the Obligations at any time arising under or in respect of this Agreement or the Loan Documents or the transactions contemplated hereby or thereby, (ii) upon any sale and transfer of Collateral which is expressly permitted pursuant to the terms of the Loan Agreement, or consented to by the Required Lenders, as applicable, and to execute such documents as may be necessary to evidence the release of the liens granted to the Agent for the benefit of the Lenders upon the Collateral that was sold or transferred; provided that the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such liens without recourse, representation or warranty. In the event of any sale or transfer of Collateral, or any foreclosure with respect to any of the Collateral, the Agent shall be authorized to deduct all of the expenses reasonably incurred by the Agent from the proceeds of any such sale, transfer or foreclosure.

         (c) The Agent shall have no obligation whatsoever to the Lenders or to any other Person to assure that the Collateral exists or is owned by Borrower or is cared for, protected or insured or that the liens granted to the Agent therein have been properly or sufficiently or lawfully created, perfected, protected and enforced or are entitled to any particular priority, or to exercise or to continue exercising at all or in any manner or under any duty of care, disclosure or fidelity any of the rights, authorities and powers granted or available to the Agent in this Agreement or any of the other Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion, given the Agent's own interest in the Collateral as one of the Lenders and that the Agent shall have no duty or liability whatsoever to the Lenders, except for its gross negligence or willful misconduct.

5.12     Concerning Distributions.

         (a) The Agent, in the Agent's reasonable discretion based upon the Agent's determination of the likelihood that additional payments will be received, expenses incurred, and/or claims made by third parties to all or a portion of proceeds of a payment received on account of the Obligations, may delay the distribution of such payment or any portion thereof.

         (b) The Agent may disburse funds prior to determining that the sums which the Agent expects to receive have been finally and unconditionally paid to the Agent. If and to the extent that the Agent does disburse funds and it later becomes apparent that the Agent did not then receive a payment in an amount equal to the sum paid out, then any Lender to whom the Agent made the funds available, on demand from the Agent, shall refund to the Agent the sum paid to that Lender.

         (c) If, in the opinion of the Agent, the distribution of any amount received by the Agent in such capacity hereunder or under the Loan Documents might involve the Agent in liability, or might be prohibited hereby, or might be questioned by any Person, the Agent may refrain from making distribution until the Agent's right to make distribution has been adjudicated by a court of competent jurisdiction.

         (d) The proceeds of any Lender's exercise of any right of, or in the nature of, set-off shall be deemed, first, to the extent that Lender is entitled to any distribution hereunder, to constitute such distribution and second, shall be shared with the other Lenders pro rata based upon their respective contributions to the then principal balance of the Borrower's Obligations under the Loan Agreement (and shall be deemed distributions by the Agent hereunder).

         (e) In the event that a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid or disgorged, or the Lenders, acting by Required Lenders, determine to effect such repayment or disgorgement, then each Lender to whom any such distribution shall have been made shall repay to the Agent that Lender's Commitment Percentage of the aggregate amount so adjudged to be repaid or disgorged.

         (f) The Agent shall not have any responsibility in any event for more funds than the Agent actually receives and collects.

5.13 The Agent's Reimbursement and Indemnification. The Lenders agree to reimburse and indemnify the Agent ratably in proportion to their respective Commitment Percentages (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and (iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever (including attorneys' fees and expenses) which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent any of the foregoing is found in a final non-appealable judgment by a court of competent jurisdiction to have arisen from the gross negligence or willful misconduct of the Agent.

5.14     Resignation of Agent.

         (a) The Agent may resign at any time by giving 60 days prior written notice thereof to the Lenders. Upon any such resignation, the Lenders shall have the right to appoint a successor Agent by consent of the Required Lenders. If no successor Agent shall have been so appointed by the Lenders and shall have accepted such appointment within 30 days after the giving of notice by the resigning Agent, then the resigning Agent, on behalf of the Lenders may appoint a successor Agent, which shall be a financial institution having a combined capital and surplus in excess of $500,000,000.00.

         (b) Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor shall thereupon succeed to, and become vested with, all the rights, powers, privileges, and duties of the (resigning) Agent so replaced, and the (resigning) Agent shall be discharged from the (resigning) Agent's duties and obligations hereunder, other than on account of any responsibility for any action taken or omitted to be taken by the (resigning) Agent as to which a final non-appealable judicial determination has been made by a court of competent jurisdiction that such Agent acted in a grossly negligent manner or with willful misconduct.

         (c) After any resigning Agent's resignation, the provisions of this Agreement shall continue in effect for the resigning Agent's benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent

5.15 Actions Affecting Agent. Notwithstanding any other provision of this Agreement, no action referenced herein which affects the rights, duties, obligations, or liabilities of the Agent shall be effective without the written consent of the Agent.

6.       AMENDMENTS -- WAIVERs

6.1 Amendments and Waivers. No amendment, modification, termination or waiver of any provision of the Loan Documents, or consent to any departure by the Borrower therefrom, shall in any event be effective without the written consent of the Required Lenders; provided, however, that no such amendment, modification, termination, waiver or consent shall, without the consent of ALL Lenders, have the effect of:

         (a) reducing any amount otherwise payable to any Lender hereunder;

         (b) decreasing any Fee or rate of interest payable by Borrower pursuant to the Loan Documents;

         (c) extending or postponing the due date for any payment due under the Loan Documents;


         (d) releasing or subordinating the priority of any lien of Agent on any material portion of the Collateral except in accordance with the terms hereof or of the Loan Documents;

         (e) reducing the percentage specified in the definition of Required Lenders;

         (f) increasing the Commitment Percentage or Dollar Commitment of any Lender, subject to the provisions of Section 3.2 and 6.1(h);

         (g) permitting the Borrower to assign its rights with respect to the Obligations;

         (h) permitting the making of any Revolving Credit Loan if, immediately after the making of such Revolving Credit Loan, the principal balance of the Revolving Credit Loans would exceed 110% of Availability, except that no Consent shall be required (x) in connection with the making of any Revolving Credit Loan to "cover" any honoring of a drawing under any Letter of Credit, and (y) in connection with Revolving Credit Loans which may exceed 110% of Availability due to changed circumstances beyond the control of the Agent (such as a drop in Collateral value) or the need, as determined by the Agent in its reasonable discretion, to make a Loan advance to protect the Agent's and Lenders' rights against the Borrower or with respect to the Collateral; or

         (i) changing the advance formula with respect to Eligible Receivables or Eligible Inventory which would result in an increase in the percentage rate of advance;

         (j) materially adjusting the criteria for Eligible Receivables or Eligible Inventory;

         (k) increasing the Revolving Credit Limit (as set forth in Section 2.2 of the Schedule to the Loan Agreement);

         (l) approving any Renewal Term; or

         (m) amending this Section 6.1

                  Notwithstanding any of the foregoing, no amendment, modification, termination or waiver of any provision of this Agreement or the other Loan Documents relating to the Agent including, without limitation, any affecting the rights, duties, obligations or liabilities of the Agent, shall be effective without the written consent of the Agent.

6.2 Take-Out Of Lender. In the event that a Lender does not provide its consent to a proposal by the Agent to take action which requires Consent under Section
6.1 hereof, then one or more Lenders who provided Consent to such action may require the assignment to them, without recourse, of the objecting Lender's Commitment on fifteen (15) days written notice to the Agent and to the objecting Lender and payment to the objecting Lender of its pro rata share of the principal and interest of the Revolving Credit Loans, Term Loans, and of all Fees and L/C Fees accrued to the date of such assignment, and any out-of-pocket costs and expenses for which such Lender is entitled to reimbursement from the Borrower. In the event that more than one (1) Lender wishes to require such assignment, the objecting Lender's Commitment shall be divided amongst such Lenders, pro rata based upon their respective Commitments, with the Agent coordinating such transaction.

7.       ASSIGNMENTS AND PARTICIPATIONS

7.1 In General. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 7.2 hereof in the case of an assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with and accepted by the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of this Agreement and the other Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

7.2      Assignments.

         (a) Permitted Assignments. Any Lender (in this Section 7.2, an "ASSIGNING LENDER") may, in the ordinary course of its business and in accordance with applicable law, at any time assign to one or more Eligible Assignees (in this Section 7.2, each an "ASSIGNEE LENDER") all or a portion of its rights and obligations under the Loan Agreement (including, without limitation, its Commitment and the same portion of the Loans at the time owing it and all of its interest in any existing Letter of Credit and its obligation to participate in any additional Letter of Credit hereunder) in accordance with the provisions of this Section 7.2. Each assignment shall be of a constant, and not a varying, ratable percentage of all of the Assigning Lender's rights and obligations under this Agreement. Such assignment shall be substantially in the form of Exhibit A hereto and shall not be permitted hereunder unless such assignment is either (i) for all of such Assigning Lender's rights and obligations under the Loan Documents or (ii) involves a Dollar Commitment in the amount of at least $5,000,000, and (iii) following the time such assignment becomes effective, the Assigning Lender's Dollar Commitment shall not be less than $5,000,000. The written consent of the Agent (which consent shall not be unreasonably withheld), shall be required prior to an assignment becoming effective. Notwithstanding the foregoing, any Lender may at any time, without the consent of the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment shall release the Assigning Lender from its obligations hereunder.

         (b) Effect; Assignment Effective Date. Upon (i) delivery to the Agent of a notice of assignment, substantially in the form attached as Appendix I to Exhibit A hereto (a "NOTICE OF ASSIGNMENT"), together with any consent required by Section 7.2(a) hereof, and (ii) payment of a $2,500 fee to the Agent for processing such assignment, such assignment shall become effective (the "ASSIGNMENT EFFECTIVE DATE") on the date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Assignee Lender to the effect that none of the consideration used to make the purchase of the Commitment, Loans and Letter of Credit participations under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Assignee Lender in and under the Loan Documents will not be "plan assets" under ERISA. On and after the Assignment Effective Date of such assignment, such Assignee Lender, if not already a Lender, shall for all purposes be a Lender party to this Agreement and to all Loan Documents executed by the Lenders and shall have all the rights and obligations of a Lender under the Loan Documents, to the same extent as if it were an original party, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the Assigning Lender with respect to the percentage of the Commitment, Loans and Letter of Credit participations assigned to such Assignee Lender. Upon the consummation of any assignment to a Assignee Lender pursuant to this Section 7.2(B), the Assigning Lender, the Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such Assigning Lender and new Notes or, as appropriate, replacement Notes, are issued to such Assignee Lender, in each case in principal amounts reflecting their Loans, as adjusted pursuant to such assignment.

         (c) The Register. The Agent shall maintain at its address referred to in Section 8.3 a copy of each assignment delivered to and accepted by it pursuant to this Section 7.2 and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment of and principal amount of the Loans owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an assignment under this Section 7.2. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by any Lender at any reasonable time and from time to time upon reasonable prior notice.

7.3      Participations.

         (a) Permitted Participants; Effect. Subject to the terms set forth in this Section 7.3 any Lender may, in the ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("PARTICIPANTS") participating interests in all or a portion of such Lender's rights and obligations in any Loan owing to such Lender, any Note held by such Lender, any Commitment of such Lender, any Letter of Credit interest of such Lender or any other interest of such Lender under the Loan Documents on a pro rata or non-pro rata basis. Written notice of such participation to the Agent shall be required prior to any participation becoming effective with respect to a Participant which is not a Lender or an Affiliate thereof. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

         (b) Voting Rights. Each Lender shall retain the sole right to approve, without the consent of any Participant, any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver which affects the Participant with respect to any Loan, Letter of Credit or Commitment in which such Participant has an interest which (i) forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan,

Letter of Credit or Commitment, (ii) postpones any date fixed for any regularly scheduled payment of principal of, or interest or fees on, any such Loan, Letter of Credit or Commitment, or (iii) releases the Agent's security interest in all or substantially all of the Collateral securing such Loan, Letter of Credit or Commitment, other than pursuant to a transaction permitted under the Loan Documents.

         (c) Benefit of Setoff. Each Participant shall be deemed to have the right of setoff provided in Section 4.1 hereof in respect to its participating interest in amounts owing under the Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in Section 4.1 hereof with respect to the amount of participating interests sold to each Participant except to the extent such Participant exercises its right of setoff. Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section 4.1 hereof, agrees to share with each Lender, any amount received pursuant to the exercise of its right of setoff, such amounts to be shared in accordance with
Section 4.1 hereof as if each Participant were a Lender.

8.       MISCELLANEOUS

8.1 Confidential Information. Each Lender will maintain, as confidential, all
(i) proprietary approaches, techniques, and methods of analysis which are applied by the Agent in the administration of the credit facility contemplated by the Loan Agreement, and (ii) proprietary forms and formats utilized by the Agent for the Loan Documents and in providing reports to that Lender pursuant hereto, which forms or formats are not of general currency; provided that nothing contained herein shall prohibit the disclosure of any such information as may be required by judicial process or to regulatory authorities having jurisdiction over any party.

8.2 Dispute Resolution; WAIVER OF JURY TRIAL. Any dispute amongst the Lenders and/or the Agent concerning the interpretation, administration, or enforcement of the financing arrangements contemplated by the Loan Documents or the interpretation or administration of this Agreement which cannot be resolved amicably shall be resolved in any state or Federal court located within the County of Maricopa in the State of Arizona or, at the sole option of Agent, in any other court in which Agent shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, to the jurisdiction of which courts all parties hereto hereby submit. This Agreement shall be interpreted in accordance with the internal laws (and not the conflict of laws rules) of the state of Arizona governing contracts to be performed entirely within such state. EACH OF THE LENDERS AND THE AGENT HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION INVOLVING THIS AGREEMENT.

8.3      Notices.

         (a) Except as otherwise expressly provided in this Agreement, all notices and other communications made or required to be given pursuant to this Agreement or the other Loan Documents shall be delivered to the following addresses:


If to the Agent or FINOVA        FINOVA Capital Corporation
Capital Corporation:             Corporate Finance
                                 1060 First Avenue, Suite 100
                                 King of Prussia, Pennsylvania  19406
                                 Attention:  Account Executive - USA Detergents
                                 Fax:  (610) 354-8476
                                 With a copy to:

                                 FINOVA Capital Corporation
                                 1850 North Central Avenue
                                 Mail Station 1141
                                 Phoenix, Arizona  85004
                                 Attention:  Group Counsel -- Corporate Finance
                                 Fax:  (602) 207-5036
If to a Lender:                  As provided in its Notice Address.

         (b) Any party may change its Notice Address on not less than Seven (7) days prior written notice to all others given by certified mail, return receipt requested.

         (c) Notices shall be deemed made, and correspondence received, by (i) certified mail, the earlier of when actually received or three (3) days following deposit in the United States mail, postage prepaid, (ii) nationally recognized overnight express delivery, the Business Day following the day when sent, (iii) hand delivery, if delivered during customary business hours on a Business Day, when delivered, and otherwise at the opening of the then next Business Day, and (iv) by facsimile transmission, if sent by 4:00 o'clock p.m. on a Business Day (based upon the time in effect at the recipient of the subject facsimile), on the Business Day when sent, and otherwise at the opening of the next Business Day.

         (d) All references to time is to then applicable eastern standard time.

         (e) This Agreement may be executed in any number of separate counterparts, all of which, when taken together, shall constitute one and the same instrument, notwithstanding the fact that all parties did not sign the same counterpart. Each of the parties agrees that a signature transmitted to the other parties or their respective counsel by facsimile transmission shall be effective to bind the party whose signature was transmitted, as a duly executed and delivered original. Each party further agrees to promptly deliver its original signature pages to this Agreement to counsel for the other parties promptly following execution, but any failure to do so shall not affect the binding effect of such signature.



                               [SIGNATURES FOLLOW]

             SIGNATURE PAGE TO AMENDED AND RESTATED AGENCY AGREEMENT


         AGENT:
                           FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation


                           By /s/ Ilene M. Gerber
                              -----------------------
                                  Vice President


         LENDERS:
                           FINOVA CAPITAL CORPORATION, a Delaware
                                    corporation

                           By /s/ Ilene M. Gerber
                              -----------------------
                                  Vice President

                           Notice Address:     1060 First Avenue, Suite 100
                                               King of Prussia, PA 19406
                                               Attn:  Mr. Francis Monzo
                                               Tel. No.:  (610) 354-8462
                                               Fax No.:  (610) 354-8476


                           with a copy to:     FINOVA Capital Corporation
                                               Attn: Group Counsel - Corporate
                                                      Finance
                                               1850 North Central Avenue
                                               Mail Station 1141
                                               Phoenix, Arizona  85002-2209
                                               Fax No.:  (602) 262-1553

                               COMMITMENT

   INITIAL REVOLVING CREDIT LOANS:                      $16,274,246
   MAXIMUM REVOLVING CREDIT LOANS:                      $17,333,334
   TERM LOAN A LOAN:                                    $ 2,608,254
   TERM LOAN B LOAN:                                    $   834,167
   TERM LOAN C LOAN:                                    $ 6,283,333
   TOTAL DOLLAR COMMITMENT:                             $26,000,000

   COMMITMENT PERCENTAGE:                                    43.33%

   TAX I.D. NO.                                          94-1278569

                                  First Source

             SIGNATURE PAGE TO AMENDED AND RESTATED AGENCY AGREEMENT


               First Source Financial LLP
               By:  First Source Financial, Inc.
               Its Agent/Manager



               By   /s/ John P. Thacker
                    -------------------------
               Name:    John P. Thacker
               Title:   Senior Vice President


               Notice Address:            2850 West Golf Road, 5th
                                          Floor
                                          Rolling Meadows, IL 60008
                                          Attn:  Kelly M. Schmidt
                                          Tel. No.:  (847) 734-2056
                                          Fax No.:   (847) 734-7912

               with a copy to:            Edward Szarkowicz, Esq.
                                          Senior Counsel
                                          First Source Financial, Inc.
                                          2850 W. Golf Road, 5th Floor
                                          Rolling Meadows, IL  60008

                            COMMITMENT

      INITIAL  REVOLVING CREDIT LOANS:                     $  8,763,055
      MAXIMUM REVOLVING CREDIT LOANS:                      $  9,333,333
      TERM LOAN A LOAN:                                    $  1,404,444
      TERM LOAN B LOAN:                                    $    449,167
      TERM LOAN C LOAN:                                    $  3,383,334
      TOTAL DOLLAR COMMITMENT:                             $ 14,000,000

      COMMITMENT PERCENTAGE:                                     23.33%

      TAX I.D. NO.                                           36-3991240

                          LaSalle Business Credit, Inc.

             SIGNATURE PAGE TO AMENDED AND RESTATED AGENCY AGREEMENT


                   LaSalle Business Credit, Inc.


                   By /s/ Lawrence P. Garvin
                      ------------------------
                          First Vice President


                   Notice Address:            Mr. William Davis
                                              LaSalle Business Credit, Inc.
                                              477 Madison Avenue
                                              25th Floor
                                              New York, New York  10022
                                              Tel:  (212) 832-6650
                                              Fax:  (212) 371-2966




                                COMMITMENT

  INITIAL REVOLVING CREDIT LOANS:                              $12,518,651
  MAXIMUM REVOLVING CREDIT LOANS:                              $13,333,333
  TERM LOAN A LOAN:                                            $ 2,006,349
  TERM LOAN B LOAN:                                            $   641,667
  TERM LOAN C LOAN:                                            $ 4,833,333
  TOTAL DOLLAR COMMITMENT:                                     $20,000,000

  COMMITMENT PERCENTAGE:                                            33.33%

  TAX I.D. NO.                                                 ___________

             SIGNATURE PAGE TO AMENDED AND RESTATED AGENCY AGREEMENT



BORROWER:              USA DETERGENTS, INC., a Delaware corporation
                       BIG CLOUD POWDER CORPORATION, a Delaware
                                corporation;
                       CHICAGO MANAGEMENT POWDER CORP., a Delaware
                                corporation
                       CHICAGO CONTRACT POWDER CORPORATION, an
                       Illinois corporation


                       By:  /s/ Uri Evan
                          --------------------------------------
                          Uri Evan, as the President and Chief Executive Officer of, and intending to legally bind, each of the above corporations

                            SCHEDULE OF COMMITMENTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                                  DOLLAR COMMITMENT
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                 INITIAL       MAXIMUM
                                REVOLVING     REVOLVING        TERM          TERM          TERM                    COMMITMENT
     LENDER                    CREDIT LOANS  CREDIT LOANS     LOAN A        LOAN B        LOAN C       TOTAL       PERCENTAGE
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
FINOVA Capital Corporation     $16,274,246   $17,333,334    $2,608,254     $834,167    $6,283,333   $26,000,000      43.33%

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
First Source Financial LLP       8,763,055     9,333,333     1,404,444      449,167     3,383,334    14,000,000      23.33%


-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
LaSalle Business Credit, Inc.   12,518,651    13,333,333     2,006,349      641,667     4,833,333    20,000,000      33.33%



-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total                          $37,555,952   $40,000,000    $6,019,047   $1,925,001   $14,500,000   $60,000,000     100.00%
-----------------------------------------------------------------------------------------------------------------------------------

* Pursuant to Section 2.2 of the Loan Agreement, the Revolving Credit Limit shall initially be equal to THIRTY-SEVEN MILLION FIVE FIFTY-SIX THOUSAND ONE HUNDRED NINETY DOLLARS ($37,556,190); provided that the Revolving Credit Limit shall be increased, to a maximum of FORTY MILLION DOLLARS ($40,000,000), by ONE DOLLAR ($1) for each ONE DOLLAR ($1) in principal repaid on Term Loan A and on Term Loan B.